SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

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Bandon Isolated Alpha Fixed Income Fund

a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska  68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Bandon Isolated Alpha Fixed Income Fund (the “Fund”), to be held at the offices of the trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at 10:00 a.m., Eastern time, for the following purposes:

1.   To approve a new investment advisory agreement with Logan Circle Partners, L.P.

2.   To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [MEETING DATE].  A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at [website].

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Bandon Isolated Alpha Fixed Income Fund

a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska  68130

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of Bandon Isolated Alpha Fixed Income Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY DATE].

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new investment advisory agreement with Logan Circle Partners, L.P. (“Logan Circle”).

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-866-672-3863.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND LOGAN CIRCLE PARTNERS, L.P.

Background

When the Fund commenced operations in 2010, Bandon Capital Management, LLC (“Bandon Capital”) was the investment adviser to the Fund and Logan Circle Partners, L.P. (“Logan Circle”) was a sub-adviser to the Fund. In June 2014, Bandon Capital provided notice to the Trust that it no longer wished to serve as the Fund’s investment adviser.  Concurrently, Bandon Capital recommended to the Trust that Logan Circle take over as adviser. As a sub-adviser, Logan Circle was responsible for the day-to-day management of a portion of the Fund’s portfolio. As investment adviser, Logan Circle will be responsible for the day-to-day management of the Fund’s entire portfolio.

The Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Logan Circle (the “New Agreement”).  The New Advisory Agreement will be similar in all material respects to the prior investment advisory agreement with Bandon Capital, (the “Prior Agreement”), except that the date of its execution, effectiveness, advisory fees paid and expiration are changed and Logan Circle replaces Bandon Capital as the investment adviser. Under the Prior Agreement, the Fund paid advisory fees of 1.75% of the Fund’s average net assets to Bandon Capital for its services as the Fund’s investment adviser. Under the New Agreement, the Fund will pay lower advisory fees of 1.25% of the Fund’s average net assets to Logan Circle for its services as the Fund’s investment adviser.  The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement. Please see the section below entitled “The Advisory Agreement” for a more detailed discussion of the New Agreement.

Previously, Bandon Capital acted as investment adviser to the Fund. As adviser, Bandon Capital was responsible for management of the Fund’s portfolio directly and through sub-advisers, selecting the Fund’s sub-advisers and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. Logan Circle intends to manage the Fund’s portfolio directly and does not intend to use a sub-adviser or sub-advisers.

The Fund’s primary investment objective to seek positive returns regardless of fixed income market environment remains the same; however, there will be changes to the Fund’s principal investment strategy as a result of Logan Circle serving as the sole investment adviser to the Fund.  Logan Circle will continue to implement its investment strategy in the same manner as it did as sub-adviser by utilizing absolute return-oriented credit based strategies that are implemented without a benchmark orientation and that seek to minimize interest rate duration exposure. However, Logan Circle will not utilize the interest rate focused investment strategies previously employed by other sub-advisers of the Fund.

Logan Circle is a wholly owned subsidiary of Fortress Investment Group LLC (“Fortress”), a publicly traded company (NYSE: FIG) and a global investment management firm.  Logan Circle was founded in 2007 and is the traditional asset management business of Fortress.  Fortress was founded in 1998 and is headquartered in New York City. Fortress offers a range of alternative investment strategies for institutional and private investors around the world.  Logan Circle provides fixed income and equity investment advisory services to institutional clients. As of June 30, 2014, Logan Circle had approximately $29.1 billion in assets under management.  If the Fund shareholders approve the New Agreement, then the name of the Fund will be changed to Fortress Long/Short Credit Fund.

In addition, Logan Circle intends to employ William Woodruff, the Fund’s former portfolio manager from Bandon Capital, upon the completion of the winding down of Bandon Capital’s business. Mr. Woodruff will be responsible for Logan Circle’s efforts to develop, position and market alternative strategies.  Logan Circle believes that Mr. Woodruff’s experience and expertise in the alternative mutual fund market will enhance Logan Circle’s existing investment and distribution resources and better position Logan Circle to achieve its product development and distribution goals, including those for the Fund.

At a meeting on August 12-13, 2014 (the “Board Meeting”), the Board of Trustees approved an interim advisory agreement between the Trust, on behalf of the Fund, and Logan Circle (the “Interim Agreement”), and the New Agreement subject to shareholder approval.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of a Fund.  Therefore, shareholders are being asked to approve the proposed New Agreement with Logan Circle.  The Interim Agreement allows Logan Circle to manage the Fund as its investment adviser while the Board solicits this shareholder approval for the New Agreement.

Logan Circle began managing the Fund pursuant to the Interim Agreement on August 31, 2014.  The Interim Agreement is effective for 150 days from that date or until the New Advisory Agreement is approved, if sooner.  The terms of the Interim Advisory Agreement are identical in all material respects to those of the Prior Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Logan Circle replaces Bandon Capital as the adviser; (iii) the advisory fee paid by the Fund is 1.25% of the Fund’s average net assets (previously 1.75% of the Fund’s average net assets); and (iv) all fees earned by Logan Circle under the Interim Agreement will be held in a separate escrow account pending shareholder approval of the New Agreement.  If the Fund’s shareholders approve the New Agreement, the escrowed management fees will be paid to Logan Circle.

The Advisory Agreement

Under the terms of the Prior Agreement, Bandon Capital was entitled to receive an annual fee from the Fund equal to 1.75% of the Fund’s average daily net assets.  For such compensation, the Bandon Capital managed the Fund’s portfolio directly and through sub-advisers, selects the Fund’s sub-advisers and assures that investments are made according to the Fund’s investment objective, policies and restrictions.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Prior Agreement at a meeting held on November 12, 2013. During the fiscal year ended September 30, 2013, the Fund incurred $575,571 in advisory fee expenses of which $173,426 were waived.

Bandon Capital had contractually agreed to reduce its fees and to reimburse expenses (the “Expense Limitation Agreement”), at least until January 31, 2015, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) would not exceed the following percentages of the daily average net assets attributable to each class of the Fund’s shares.

Class A	Class C	Class I	Class R
2.20%	2.95%	1.95%	2.45%

The Expense Limitation Agreement also provides that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Under the New Agreement, Logan Circle will receive an annual fee from the Fund equal to 1.25% of the Fund’s average daily net assets.  Logan Circle also has contractually agreed to reduce its fees and to reimburse expenses (the “New Expense Limitation Agreement”) from the date of effectiveness of the New Agreement, if approved by shareholders, at least until [January 31, 2015] as well as for the term of the Interim Agreement (the “Interim Expense Limitation Agreement”) to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) would not exceed the following percentages of the daily average net assets attributable to each class of the Fund’s shares.

Class A	Class C	Class I	Class R
1.70%	2.45%	1.45%	1.85%

The New Expense Limitation Agreement and the Interim Expense Limitation Agreement also provide that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Subject to shareholder approval, the Trust will enter into the New Agreement with Logan Circle.  If the New Agreement is not approved by the shareholders of the Fund, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Agreement will become effective with respect to the Fund upon approval by the shareholders of the Fund.  The New Advisory Agreement will be similar in all material respects to the prior investment advisory agreement with Bandon Capital, (the “Prior Agreement”), except that the date of its execution, effectiveness, advisory fees paid and expiration are changed and Logan Circle replaces Bandon Capital as the adviser. Under the Prior Agreement, the Fund paid advisory fees of 1.75% of the Fund’s average net assets to Bandon Capital for its services as the Fund’s investment adviser. Under the New Agreement, the Fund will pay advisory fees of 1.25% of the Fund’s average net assets to Logan Circle for its services as the Fund’s investment adviser.  The New Agreement, like the Prior Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  Like the Prior Agreement, the New Agreement automatically terminates on assignment and is terminable upon notice by each Fund with respect to that Fund.  In addition, the New Agreement may be terminated upon 60 days’ notice by Logan Circle given to the Fund.

The New Agreement, like the Prior Agreement and the Interim Agreement, provides that Logan Circle shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Agreement is attached as Exhibit A.  You should read the New Agreement.  The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning Logan Circle

Logan Circle is a Pennsylvania limited partnership located at 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103.  The names, titles addresses, and principal occupations of the principal executive officers of Logan Circle are set forth below:

Name and Address*:	Title	Principal Occupation:
Jude Driscoll	Chief Executive Officer and Chief Investment Officer	Chief Executive Officer and Chief Investment Officer of Logan Circle
William Gadsden	Chief Operating Officer	Chief Operating Officer of Logan Circle

*Each officer address is in care of Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Logan Circle is a wholly owned subsidiary of Fortress Investment Group LLC ("Fortress"), a publicly traded company. Fortress may be deemed to be controlled by Peter Briger, Wesley Edens, Randal Nardone and Michael Novogratz, who collectively own a majority of the units of the limited partnerships and their subsidiaries through which Fortress conducts its business and of the Class B shares, representing a majority of the total combined voting power of all of Fortress's outstanding Class A and Class B shares. The ownership percentage is subject to change based on, among other things, equity offerings and grants by Fortress and dispositions by the principals.

Evaluation by the Board of Trustees

[The New Agreement was approved by the majority of the Board, including the Independent Trustees, at an in-person meeting held on August 12-13, 2014. The Board reviewed the materials provided by Logan Circle in advance of the meeting.  The Board Members were assisted by independent legal counsel throughout the New Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Logan Circle was established in 2007 as an asset management firm, providing innovative investment solutions to institutional clients seeking to allocate assets to fixed income and equities.  They considered that Logan Circle has served the Fund as sub-adviser.  They noted that in April 2010, Logan Circle was purchased by Fortress Investment Group LLC, a publicly traded company on the NYSE and a leading global investment management firm specializing in alternative investment strategies, to be the subsidiary providing traditional asset management services.  The Board reviewed the background information on the key investment personnel responsible for servicing the Fund and the firm’s corporate structure and noted their satisfaction that the investment team has a high level of experience and expertise in various aspects of portfolio management and financial services and that the corporate infrastructure was robust with fully integrated support service teams experienced in research, trading, risk management, portfolio analytics, client services, legal, compliance, administrative and operations.  The Board reviewed the adviser’s approach to strategy implementation and how the research team adds value to the process and found they use proprietary fundamental research focused on capital structure, management and industry trends, balance sheet analysis, exploitation of market mispricing, attempting to maximize upside potential and preserve capital.  With the understanding that not all strategy risks can be eliminated, the Board reviewed Logan Circle’s risk management approach and felt comfortable that the adviser utilizes the expertise of their risk management team to employ robust risk mitigation processes.  The Trustees considered that the adviser’s risk team has access to advanced risk management technology capable of producing various risk analytic data, which the Board considered positive.  They considered that the process for comparing the guidelines and limitations to the Fund’s trading is automated, and has the functionality to flag any trade that happens to be outside the investment guidelines for further compliance review and resolution.  The Board noted that with any advisory firm of this size, there can be litigation and compliance issues that can arise during the normal course of business and were pleased to learn there were no material issues reported that would have a negative impact on the adviser’s ability to operate effectively and any compliance issues were dealt with and corrected swiftly.  The Board noted that it believes the Fund will benefit in many ways from the services a much larger advisory firm and the resources its parent can provide. The Board is satisfied with Logan Circle’s industry reputation as well as its robust infrastructure, access to various resources, and a strong compliance culture, concluding that Logan Circle is in a good position to provide high quality service to the Fund for the benefit of its shareholders.

Performance.  The Trustees reviewed the Fund’s performance for the one, two, three and since inception (February 1, 2011) periods, gross of fee returns for Logan Circle’s performance as sub-adviser.  They noted that the performance information provided showed an outperformance relative to the HFRX Fixed Income – Credit Index and Morningstar category over each period with returns of 7.39%, 8.90%, 7.88%, and 7.94%, respectively, versus 5.68%, 7.28%, 4.09%, and 3.61% respectively for the Index, and 1.32%, 3.83%, 2.73%, and 3.21%, respectively for the Morningstar category.  The Trustees also reviewed the performance of the portion of the Fund managed by Logan Circle (annualized percentage returns and net of 1.25% fees) noting that it returned 6.05%, 7.56%, and 6.55% for the one, two, and three year periods, respectively.  They reviewed the MPT (modern portfolio theory) statistics noting that the firm’s upside capture is strong and it has a great deal of resources that it puts to work as evidenced by performance data to the benefit of shareholders.  After further discussion, the Trustees concluded that Logan Circle has the ability to provide favorable returns to shareholders.

Fees and Expenses.  The Trustees discussed the Fund’s changed advisory structure noting that Logan Circle will take control of and be the sole adviser to the Fund, and no sub-advisers will be used.  The Trustees noted Logan Circle proposed to charge 1.25% for advisory services to the Fund.  They compared the proposed fee to that of its peer group (1.03% average) and Morningstar Nontraditional Bond Category (0.80% average) and noted that although the proposed fee is higher than the average, it is within the range of fees charged by funds in its Morningstar Category (0.25%-2.15%) and among the highest fees in its peer group (ranging from 0.55%-1.75%).  They further considered the Fund’s expense ratio as compared to those of its peers noting that the Fund’s expense ratio (2.20%) is within the range for both the Morningstar category and peer group.  The Trustees considered that the proposed fee represents a 0.50% reduction in fees as compared to the existing advisory agreement, which is a benefit to shareholders.   The Trustees noted that long/short credit funds, like the Fund, tend to charge higher advisory fees than the average fund in the Morningstar Nontraditional Bond category which is a “catch-all” category containing funds that have meaningful differences, not only in investment “universe” but also in strategy.  They further noted that the adviser believes that the Fund shares little similarity to the long-only and benchmark focused funds within its Morningstar category.  After further discussion, the Trustees concluded that the proposed advisory fee was not unreasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  They noted that during discussions with the Board earlier in the Board Meeting, the adviser indicated its willingness to discuss the matter with the Board as the Fund grows, and its scale and profitability increase.  The Trustees noted the adviser’s willingness to consider breakpoints as the Fund grows, that economies had not been reached at this time, and agreed that the matter of economies of scale would be revisited as the Fund size materially increases.

Profitability.  The Trustees reviewed the profitability analysis provided by Logan Circle.  They noted that because Logan Circle had not yet begun to advise the Fund, the profitability analysis provided was an estimate based on estimates for the first 12 months of the Fund with Logan Circle as the adviser during the first 12 months of the advisory agreement.  They considered that the estimated profitability is relatively low in actual dollars and in terms of percentage of revenue.  The Trustees considered that Logan Circle has agreed to waive any sub-advisory fees due to it from Bandon Capital which amount to approximately $100,000.  The Board reviewed the financial information for Logan Circle’s parent company and discussed same with counsel.  The Trustees noted that counsel is of the opinion that the information provided, in conjunction with the segmented analysis in the parent company’s most recently filed annual report on Form 10-K, was adequate for the Board’ deliberations.  After further discussion, based on the information provided by the adviser, the Trustees concluded the estimated profitability appeared reasonable.

Conclusion.  Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of Bandon.]

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains Logan Circle as investment advisor.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [_____] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

[To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.] As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[TABLE OF SHAREHOLDERS TO BE INSERTED]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.]

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies.  NLFT has engaged [             ], a proxy solicitation firm, to assist in the solicitation.  The estimated fees anticipated to be paid to [] are approximately [$].  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by [           ].  In addition to solicitation by mail, NLFT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and [            ] will reimburse them for their expenses in so doing.  Certain officers, employees and agents of NLFT, [Bandon Capital] and [Logan Circle] may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY  11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE]

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at [WEBSITE].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated: [PROXY DATE]

If you have any questions before you vote, please call our proxy information line at 1-877-536-1564.  Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

 and

LOGAN CIRCLE PARTNERS, L.P.

      AGREEMENT, made as of [], between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Logan Circle Partners, L.P., a Pennsylvania Limited Partnership (the "Adviser") located at 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.   The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund , under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act .  The

Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds .

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors , members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund , and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund' s cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund' s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund' s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund' s investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund' s shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund' s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund' s portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund' s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund  Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this

Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST

                               By: ____________________________

                                 Name: Andrew Rogers

Title:   President

LOGAN CIRCLE PARTNERS, L.P.

                               By: ____________________________

                               Name: Jude Driscoll

                               Title: Chief Executive Officer

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Bandon Isolated Alpha Fixed Income Fund	1.25%

[LOGO]

BANDON ISOLATED ALPHA FIXED INCOME FUND

a series of the Northern Lights Fund Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE], 2014 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________________                   _____________

Signature

Date

________________________________________                 _____________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number: “Control Number”
2. Touchtone Phone:	Simply dial toll-free “insert Touchtone #” and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

BANDON ISOLATED ALPHA FIXED INCOME FUND

a series of the Northern Lights Fund Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE]

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   Xx

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Advisory Agreement between Northern Lights Fund Trust and Logan Circle Partners, L.P. with respect to the Bandon Isolated Alpha Fixed Income Fund.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

A copy of the Proxy Statement and sample Proxy Ballot are available online at: [www.proxyonline.us]